Exhibit 99.1

RESTATEMENT OF 2003 CONSOLIDATED FINANCIAL STATEMENTS

During the preparation of our consolidated financial statements for the year ended December 31, 2005, management revised the accounting and certain related account balances previously reported in our 2003 Form 10-KSB filing. These restatements reflect changes to the Company’s previously reported financial results for the year ended December 31, 2003. These restatements had no effect on our cash position for any of these periods.

The consolidated financial statements for the twelve months ended December 31, 2003 has been restated as follows:

BioSpecifics Technologies Corp. and Subsidiaries
Restated Consolidated Balance Sheets

	Twelve Months Ended
	December 31, 2003
	As Previously Reported	Adjustment		As Restated
Assets
Current assets:
Cash and cash equivalents	$268,998	$-		$268,998
Marketable securities	3,026	-		3,026
Accounts receivable, net	306,786	-		306,786
Inventories, net	880,452	-		880,452
Prepaid expenses and other current assets	47,151	61,389	(1)	108,540
Total current assets	1,506,413	61,389		1,567,802

Other assets - loan costs	203,457	(9,750)	(2)	193,707
Property, plant and equipment, net	3,845,102	1	(3)	3,845,103
	$5,554,972	$51,640		$5,606,612

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$1,806,850	241,963	(4)	$2,048,813
Notes payable to related parties	15,010	5,943	(5)	20,953
Deferred revenue	45,000	-		45,000
Short-term debt - Korpodeko	364,000	-		364,000
Short-term debt - promissory note	100,000	-		100,000
Total current liabilities	2,330,860	247,906		2,578,766

Minority interest in subsidiaries	89,728	(6,374)	(6)	83,354
Senior secured convertible 12% note, net of discount	1,364,591	-		1,364,591

Stockholders' equity:
Series A Preferred stock, $.50 par value, 700,000 shares
authorized; none outstanding	-			-
Common stock, $.001 par value; 10,000,000 shares

authorized; 5,249,528 shares issued as of December 31, 2003	5,249	1	(7)	5,250
Additional paid-in capital	4,144,207	-		4,144,207
Retained earnings	180,949	(103,052)	(8)	77,897
Accumulated other comprehensive income	—	-		—
Treasury stock, 346,561 shares at cost	(1,911,237)	-		(1,911,237)
Notes receivable from Chairman and CEO and other related party	(649,375)	(86,841)	(9)	(736,215)
Total stockholders' equity	1,769,793	(189,891)		1,579,901

	$5,554,972	$51,640		$5,606,612

(1) Correction to prepaid insurance of $31,079 and prepaid payroll of $30,310 previously expensed.
(2) Correction to Bio Partners LP, a private investor group, loan amortization of $9,750 previously expensed.
(3) Rounding correction of property, plant and equipment, net.
(4) Increase in rent accrual for Lynbrook, NY facility of $206,963 for 2003 and prior periods and payroll tax liability for our Curacao employees of $35,000 resulting in total additional expense of $241,963.

(5) Decrease in interest expense on a related party loan to the Chairman and CEO of $5,943.
(6) Change due to restated financial statements based on ownership percentage held by minority shareholders.
(7) Correction of rounding error for outstanding shares.
(8) Correction to retained earnings based on restatement and prior period adjustments affecting the consolidated statement of operations.
(9) Correction of related party loan payment received, misapplied to principal instead of interest due.

BioSpecifics Technologies Corp. and Subsidiaries
Restated Consolidated Statements of Operations

	Twelve Months Ended
	December 31, 2003
	As Previously Reported	Adjustment		As Restated
Revenues:
Net sales	$1,555,625	$-		$1,555,625
Royalties	1,683,915	-		1,683,915
	3,239,540	-		3,239,540
Costs and expenses:
Cost of sales	2,843,921	(5,935)	(1)	2,837,986
General and administrative	2,615,007	17,392	(2)	2,632,399
Research and development	884,685	50,758	(3)	935,443
	6,343,613	62,215		6,405,828
Operating loss	(3,104,073)	(62,215)		(3,166,288)

Other income (expense):
Investment Income	22,794	86,841	(4)	109,635
Interest expense	(207,734)	(5,943)	(5)	(213,677)
	(184,940)	80,898		(104,042)

Loss before benefit (expense) for income tax	(3,289,013)	18,683		(3,270,330)
Income tax expense	(13,000)	-		(13,000)

Loss before minority interest	(3,302,013)	18,683		(3,283,330)
Minority interest in earnings of consolidated subsidiaries	77,413	6,374	(6)	83,787

Net loss	$(3,224,600)	$25,057		$(3,199,543)

Basic and diluted net loss per share	$(0.68)	$0.00		$(0.68)

Shares used in computation of basic and diluted net loss per share	4,734,867	NA		4,734,867

(1) Cost of sales decrease is related to a reduction in insurance expense of $19,007 and payroll costs of $30,310 partially offset by increases in payroll tax expense of $35,000 for our Curacao employees and rent expense of $8,382 resulting in a total reduction of $5,935.

(2) General and administrative expense increases include $19,714 related to rent expense and $9,750 related to loan amortization costs with a private investor group, Bio Partners LP, partially offset by reductions of $12,072 in insurance expenses resulting in a total increase of $17,392.

(3) Research and development expense increases include $50,758 related to rent expense.
(4) Investment income increased by $86,841due to a reclassification of interest associated with the related party loan repayment by the Chairman and CEO.
(5) Interest expense decreased by $5,943 due to a correction to a related party loan to the Chairman and CEO.
(6) Change due to restated financial statements based on ownership percentage held by minority shareholders.

BioSpecifics Technologies Corp. and Subsidiaries
Restated Consolidated Statements of Cash Flows

	Twelve Months Ended
	December 31, 2003
	As Previously Reported	Adjustment		As Restated
Cash flows from operating activities:
Net loss	$(3,224,600)	$25,057	(1)	$(3,199,543)
Adjustments to reconcile net loss to net cash provided
by operating activities:
Depreciation and amortization	699,129	-		699,129
Options and warrants issued for services	14,000	-		14,000
Issuance of stock for services	15,000	-		15,000
Amortization of loan discount	70,137	-		70,137
Minority interest in loss of subsidiaries	(77,413)	(6,374)	(2)	(83,787)
Changes in operating assets and liabilities:
Accounts receivable	562,024	-		562,024
Inventories	(231,572)	-		(231,572)
Prepaid expenses and other current assets	(13,003)	(61,389)	(3)	(74,392)
Accounts payable and accrued expenses	150,302	113,854	(4)	264,156
Income taxes	417,000	-		417,000

Net cash provided (used) by operating activities	(1,618,996)	71,148		(1,547,848)

Cash flows from investing activities:
Net paydown of notes receivable from Chairman & CEO	480,934	(86,841)	(5)	394,093
Expenditures for property, plant and equipment	(16,189)	-		(16,189)

Net cash provided (used) by investing activities	464,745	(86,841)		377,904

Cash flows from financing activities:

Interest accrued on notes payable to related parties	500	5,943	(6)	6,443

Increase in short-term debt	100,000	-		100,000
Decrease in short-term debt	(91,000)	-		(91,000)
Proceeds from senior secured convertible debt	1,575,000	-		1,575,000
Proceeds from issuance of common stock	295	-		295
Deferred loan costs, net	(203,457)	9,750	(7)	(193,707)

Net cash provided by financing activities	1,381,338	15,693		1,397,031

Effect of exchange rates on cash and equivalents	(8,988)	-		(8,988)

Increase in cash and cash equivalents	218,099	-		218,099
Cash and cash equivalents at beginning of year	50,899	-		50,899

Cash and cash equivalents at end of year	$268,998	$-		$268,998

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$157,599	$-		$157,599

Income taxes	-	-		-

(1) Net loss decreased due to changes reflected in the restated consolidated statement of operations above.
(2) Minority interest in loss of subsidiaries change due to restated financial statements based on ownership percentage held by minority shareholders.
(3) Prepaid expenses and other current assets change due to prepaid insurance of $31,079 and prepaid payroll of $30,310.
(4) Accounts payable and accrued expenses change due to Wilbur Street rent accrual increase of $78,854 and payroll tax liability accrual of $35,000 for our Curacao employees.
(5) Net paydown of notes receivable from chairman change due to the improper treatment of prior period payments.
(6) Interest accrued on notes payable to related parties change due to a correction to a related party loan to the Chairman and CEO.
(7) Deferred loan costs, net change due to a decrease in loan amortization of $9,750 of Bio Partners LP, a private investor group.